Corporate Capital Trust, Inc. 8-K

Exhibit 99.1

Corporate Capital Trust, Inc. Reports Third Quarter 2018 Results

SAN FRANCISCO – Corporate Capital Trust, Inc. (NYSE:CCT), a leading business development company, announced its operating results for the quarter ended September 30, 2018.

Financial Highlights for the Quarter Ended September 30, 2018

●

Pro forma net investment income of $49.3 million, or $0.40 per share, as compared to $50.3 million, or $0.40 per share, for the prior quarter1

●

Net investment income of $43.8 million, or $0.35 per share, as compared to $49.4 million, or $0.39 per share, for the prior quarter

●

Net realized and unrealized losses on investments of $12.4 million, or $0.10 per share, resulting from $13.0 million of net unrealized gains and $25.4 million of net realized losses. This compares to net realized and unrealized losses on investments of $11.4 million, or $0.09 per share, for the prior quarter

●

Paid regular cash dividends to stockholders totaling $0.402 per share

●

Net asset value of $19.44 per share, compared to $19.58 as of June 30, 2018

“This year, we’ve continued to focus on serving the needs of our borrowers and sourcing attractive new investment opportunities, which in turn has allowed us to deliver a competitive and stable dividend while preserving capital for our stockholders,” said Todd Builione, President of CCT. “Additionally, we are pleased with the progress we’ve made since announcing the formation of the partnership between FS Investments and KKR. Completing the merger with FSIC, efficiently leveraging our lower cost revolving credit facility and maintaining a robust origination pipeline will position us well to deliver consistent long-term performance.”

Announcement of Expected Dividend for Fourth Quarter 2018

CCT expects to declare a fourth quarter dividend of at least $0.40 per share, subject to approval by the board of directors. Assuming the merger with FSIC closes in Q4 following satisfaction of all conditions, the final size of the dividend will also be designed to distribute any undistributed taxable income and net realized capital gains.

Summary Consolidated Results2

	Three Months Ended
(dollars in thousands, except per share data) (all per share amounts are basic and diluted)	September 30, 2018	June 30, 2018	September 30, 2017
Total investment income	$103,861	$103,764	$97,593
Net investment income	$43,784	$49,426	$53,364
Net increase in net assets resulting from operations	$31,414	$38,074	$45,281

Net investment income per share	$0.35	$0.39	$0.39
Total net realized and unrealized gain (loss) per share	$(0.10)	$(0.09)	$(0.06)
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.25	$0.30	$0.33

Net investment income per share – Adjusted[1]	$0.40	$0.40	$0.36
Total net realized and unrealized gain (loss) per share	$(0.10)	$(0.09)	$(0.06)
Net increase (decrease) in net assets resulting from operations (Earnings per Share) – Adjusted[1]	$0.30	$0.31	$0.30

Regular Stockholder dividends per share	$0.40	$0.40	$0.40
Special Stockholder dividends per share	—	$0.10	—
Net asset value per share at period end	$19.44	$19.58	$20.01
Weighted average shares outstanding	124,195	126,056	136,485
Shares outstanding, end of period	124,120	124,663	135,903

(dollar amounts in thousands)	As of September 30, 2018	As of December 31, 2017
Total fair value of investments	$4,116,271	$3,969,097
Total assets	$4,371,114	$4,221,500
Total net assets	$2,413,478	$2,485,102

Portfolio Highlights as of September 30, 2018

●

Total fair value of investments was $4.1 billion

●

New investment fundings for the quarter were $279 million. At September 30, 2018, 82.8% of total investments at fair market value were in Originated Strategy Investments3

●

Average annual yield on debt investments was 10.4%4

●

74% of investments in senior secured debt, compared to 75% as of June 30, 2018

Total Portfolio Activity

	Three Months Ended
(dollar amounts in millions)	September 30, 2018	June 30, 2018	September 30, 2017
Purchases	$278.7	$574.8	$549.5
Sales and redemptions[5]	$241.7	$452.3	$700.6
Net investment activity	$37.0	$122.5	$(151.1)
Net Sales to SCJV	$14.2	$206.9	171.4
Adjusted net investment activity	$51.2	$329.4	$20.3

Portfolio Data	As of September 30, 2018	As of December 31, 2017
Total fair value of investments	$4,116,271	$3,969,097
Number of Portfolio Companies	140	113
% of Investments on Non-Accrual (based on fair value)	1.3%	1.2%
Average yield on debt investments[4]	10.4%	9.5%

Asset Class (based on fair value)
First Lien Senior Secured Loans	39.1%	42.1%
Second Lien Senior Secured Loans	24.3%	23.8%
Other Senior Secured Debt	4.8%	3.6%
Subordinated Debt	8.0%	9.6%
Asset Based Finance	10.4%	8.7%
Strategic Credit Opportunities Partners	7.5%	7.6%
Equity/Other	5.9%	4.6%

Interest Rate Type (based on US$ Par)
% Variable Rate	75%	78%
% Fixed Rate	25%	22%

Funding and Liquidity Management as of September 30, 2018

●

Debt to equity ratio of 0.75x, based on $1.82 billion in total debt outstanding and net asset value of $2.41 billion. CCT’s weighted average stated interest rate was 4.37%.

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Cash and cash equivalents of approximately $148.7 million and availability under its financing arrangements of $471 million, subject to borrowing base and other limitations.

Conference Call Information

A conference call to discuss CCT’s financial results will be held on Thursday, November 8, 2018 at 11:00 a.m. ET. The conference call may be accessed by dialing (833) 818-6808 (U.S. callers) or +1 (409) 350-3502 (non-U.S. callers); a passcode is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed through the Investor Relations section of CCT’s website at http://corporatecapitaltrust.com/investor-relations/events-presentations/.

A replay of the call will be available on CCT’s website or by dialing (855) 859-2056 (U.S. callers) or +1 (404) 537-3406 (non-U.S. callers), pass code 4989618, beginning approximately two hours after the broadcast.

Supplemental Information

An investor presentation of financial information will be made available prior to the call in the Investor Relations section of CCT’s website at http://corporatecapitaltrust.com/investor-relations/events-presentations/ under Events & Presentations.

About Corporate Capital Trust

Corporate Capital Trust is a business development company that provides investors an opportunity to access middle market direct lending investments. The Company is externally managed by FS/KKR Advisor, LLC, and its investment objective is to provide shareholders with current income and, to a lesser extent, long-term capital appreciation. The Company intends to meet its investment objective by investing primarily in the debt of privately owned companies, with a focus on originated transactions. For additional information, please visit www.corporatecapitaltrust.com.

About FS/KKR Advisor, LLC

FS/KKR Advisor, LLC (“FS/KKR”) is a partnership between FS Investments and KKR Credit that serves as the investment adviser to six BDCs, including FS Investment Corporation, FS Investment Corporation II, FS Investment Corporation III, FS Investment Corporation IV, Corporate Capital Trust, Inc. and Corporate Capital Trust II.

FS/KKR seeks to leverage the size of its platform, differentiated origination capabilities and expertise in capital markets to maximize returns and preserve capital for investors.

FS Investments is a leading asset manager dedicated to helping individuals, financial professionals and institutions design better portfolios. The firm provides access to alternative sources of income and growth and focuses on setting industry standards for investor protection, education and transparency. FS Investments is headquartered in Philadelphia, PA with offices in New York, NY, Orlando, FL and Washington, DC. Visit www.fsinvestments.com to learn more.

KKR Credit is a subsidiary of KKR & Co. Inc., a leading global investment firm that manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate and credit, with strategic manager partnerships that manage hedge funds. KKR aims to generate attractive investment returns for its fund investors by following a patient and disciplined investment approach, employing world-class people, and driving growth and value creation with KKR portfolio companies. KKR invests its own capital alongside the capital it manages for fund investors and provides financing solutions and investment opportunities through its capital markets business. References to KKR’s investments may include the activities of its sponsored funds. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR’s website at www.kkr.com and on Twitter @KKR_Co.

Forward-Looking Statements

The information in this press release may include “forward-looking statements.” These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Important factors that could cause actual results to differ materially from the Company’s expectations include the factors disclosed in the Company’s filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on March 14, 2018. The Company undertakes no obligation to update such statements to reflect subsequent events.

Other Information

The information in this press release is summary information only and should be read in conjunction with CCT’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2018, which CCT filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 8, 2018, as well as CCT’s other reports filed with the SEC. A copy of CCT’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2018 and CCT’s other reports filed with the SEC can be found on CCT’s website at www.corporatecapital trust.com and the SEC’s website at www.sec.gov.

Media Contact
Kristi Huller or Cara Major
media@kkr.com

Investor Relations Contact
Danny McMahon
CCT-IR@kkr.com

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Assets and Liabilities (unaudited)

(in thousands, except share and per share amounts)

	September 30, 2018	December 31, 2017
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (amortized cost of $3,257,152 and $3,319,093, respectively)	$3,182,671	$3,225,827
Non-controlled, affiliated investments (amortized cost of $302,845 and $298,489, respectively)	261,305	242,985
Controlled, affiliated investments (amortized cost of $712,653 and $540,609, respectively)	672,295	500,285
Total investments, at fair value (amortized cost of $4,272,650 and $4,158,191, respectively)	4,116,271	3,969,097
Cash	129,797	127,186
Cash denominated in foreign currency (cost of $19,094 and $3,724, respectively)	18,939	3,778
Restricted cash	10,008	51,181
Dividends and interest receivable	43,737	42,517
Receivable for investments sold	20,276	2,320
Principal receivable	3,480	3,389
Unrealized appreciation on swap contracts	6,644	3,763
Unrealized appreciation on foreign currency forward contracts	1,179	1,194
Receivable from advisers	—	2,802
Other assets	20,783	14,273
Total assets	4,371,114	4,221,500
Liabilities
Revolving credit facilities	1,579,226	965,000
Term loan payable, net	—	382,768
Unsecured notes payable, net	241,267	240,612
Payable for investments purchased	29,586	47,097
Unrealized depreciation on swap contracts	19,673	29,604
Unrealized depreciation on foreign currency forward contracts	793	3,401
Accrued performance-based incentive fees	10,946	8,418
Accrued investment advisory fees	5,176	5,214
Shareholders’ distributions payable	49,920	46,959
Deferred tax liability	3,410	178
Accrued directors' fees	3	—
Other accrued expenses and liabilities	17,636	7,147
Total liabilities	1,957,636	1,736,398
Commitments and contingencies (Note 11)
Net Assets	$2,413,478	$2,485,102
Components of Net Assets
Common stock, $0.001 par value per share, 1,000,000,000 shares authorized, 124,119,644 and 127,130,589 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively	$124	$127
Paid-in capital in excess of par value	2,749,403	2,799,400
Accumulated deficit	(336,049)	(314,425)
Net assets	$2,413,478	$2,485,102
Net asset value per share	$19.44	$19.55

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (unaudited)

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Investment income
Interest income:
Non-controlled, non-affiliated investments (net of tax withholding, $-, $(1,416), $64 and $385, respectively)	$80,970	$80,539	$242,462	$240,168
Non-controlled, affiliated investments	1,190	1,475	5,165	4,597
Controlled, affiliated investments	1,942	5	4,633	5
Total interest income	84,102	82,019	252,260	244,770
Payment-in-kind interest income:
Non-controlled, non-affiliated investments	1,501	2,531	3,940	4,667
Non-controlled, affiliated investments	58	—	58	—
Controlled, affiliated investments	4,086	2,706	11,532	8,109
Total payment-in-kind interest income	5,645	5,237	15,530	12,776
Fee income:
Non-controlled, non-affiliated investments	1,881	4,416	6,767	12,666
Total fee income	1,881	4,416	6,767	12,666
Dividend and other income:
Non-controlled, non-affiliated investments	569	722	2,701	4,911
Non-controlled, affiliated investments	—	—	—	—
Controlled, affiliated investments	11,664	5,199	30,009	15,792
Total dividend and other income	12,233	5,921	32,710	20,703
Total investment income	103,861	97,593	307,267	290,915
Operating expenses
Investment advisory fees	15,817	21,173	46,595	62,858
Interest expense	23,663	18,177	65,749	47,532
Performance-based incentive fees	10,946	2,046	35,029	7,721
Professional services	5,885	1,045	9,778	4,050
Investment adviser expenses	905	373	1,365	2,982
Administrative services	827	876	2,284	2,486
Custodian and accounting fees	435	439	1,273	1,275
Offering expenses	—	67	—	394
Director fees and expenses	118	131	416	432
Other	740	926	1,712	3,067
Total operating expenses	59,336	45,253	164,201	132,797
Net investment income before taxes	44,525	52,340	143,066	158,118
Income tax expense (benefit), including excise tax	741	(1,024)	366	(703)
Net investment income	43,784	53,364	142,700	158,821
Net realized and unrealized gains (losses)
Net realized gains (losses) on:
Non-controlled, non-affiliated investments	(411)	(11,731)	(16,538)	(81,839)
Non-controlled, affiliated investments	(27,146)	—	(27,146)	—
Controlled, affiliated investments	(550)	(7,869)	(13,347)	(15,282)
Swap contracts	82	3,471	2,493	17,782
Foreign currency forward contracts	2,604	(7,848)	7,081	(7,926)
Foreign currency transactions	10	1,471	2,523	3,353
Net realized losses	(25,411)	(22,506)	(44,934)	(83,912)

Corporate Capital Trust, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (unaudited), continued

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	$(13,070)	$21,464	$18,785	$120,905
Non-controlled, affiliated investments	36,480	189	13,964	(519)
Controlled, affiliated investments	(13,341)	12,720	(34)	35,525
Swap contracts	4,903	(13,558)	12,812	(53,448)
Foreign currency forward contracts	85	2,746	2,593	(9,235)
Foreign currency translation	(48)	(1,911)	(263)	(2,636)
Provision for taxes	(1,968)	(7,227)	(3,232)	1,462
Net change in unrealized appreciation	13,041	14,423	44,625	92,054
Net realized and unrealized gains (losses)	(12,370)	(8,083)	(309)	8,142
Net increase in net assets resulting from operations	$31,414	$45,281	$142,391	$166,963
Net investment income per share	$0.35	$0.39	$1.13	$1.16
Diluted and basic earnings per share	$0.25	$0.33	$1.13	$1.22
Weighted average number of shares of common stock outstanding (basic and diluted)	124,194,701	136,484,597	125,761,583	137,008,726
Distributions declared per share	$0.40	$0.40	$1.31	$1.31

Summary Consolidated Results – reconciliation

	Three Months Ended
(dollars in thousands, except per share data) (all per share amounts are basic and diluted)	September 30, 2018	June 30, 2018	September 30, 2017
Pre-incentive fee Net Investment Income	$0.44	$0.48	$0.41
Adjust Management Fee to 1.5%	—	—	$0.04
Add back one time listing / merger expenses / Refi	$0.06	$0.01	$0.01
Adjusted Pre-incentive fee Net Investment Income	$0.50	$0.49	$0.45
Incentive Fee	$(0.09)	$(0.09)	$(0.01)
Incremental Pro-forma Incentive Fee	$(0.01)		$(0.08)
Adjusted Net Investment Income	$0.40	$0.40	$0.36

	Three Months Ended
(dollars in thousands, except per share data) (all per share amounts are basic and diluted)	September 30, 2018	June 30, 2018
Pre-incentive fee Net Investment Income	$54,730	$61,136
Adjust Management Fee to 1.5%	—	—
Add back one time listing / merger expenses	$6,865	$1,041
Adjusted Pre-incentive fee Net Investment Income	$61,595	$62,177
Incentive Fee	$(10,946)	$(11,710)
Incremental Pro-forma Incentive Fee	$(1,373)	$(208)
Adjusted Net Investment Income	$49,276	$50,259

1

For comparison purposes to 2018, 2017 management fees have been adjusted to 1.5% and income incentive fee has been recalculated based on current advisor contract. Additionally, one-time merger, listing & refinancing related expenses have been added back. See full reconciliation above.

2

All per share metrics are presented pro forma for the 1-for-2.25 reverse stock split which occurred on October 31, 2017. Schedule may include balancing figures derived from the other figures in the schedule and may differ slightly due to rounding associated with the 2.25x stock split.

3

Originated Strategy Investments are defined as investments where our Advisor negotiates the terms of the transaction beyond just the price, which, for example, may include negotiating financial covenants, maturity dates or interest rate terms or where we participate in other originated investment where there may be third parties involved, or a bank acting as an intermediary, for a closely held club, or similar investment.

4

The weighted average annual yield for accruing debt investments is computed as (i) the sum of (a) the stated annual interest rate of each debt, and debt like, investment, multiplied by its par amount, adjusted to U.S. dollars and for any partial income accrual when necessary, as of the end of the applicable reporting period, plus (b) the annual amortization of the purchase or original issue discount or premium of each accreting debt investment; divided by (ii) the total amortized cost of debt investments included in the calculated group as of the end of the applicable reporting period. Prior to Q3 2017 our weighted average annual yield did not adjust for any non-accreting or partial accrual investments. Beginning in Q2 2018, asset based finance investments with an effective interest rate are being included in the calculation.

5

Q3 2018, Q2 2018 and Q3 2017 Sales and Redemptions include $14.2 million, $206.9 million and $171.4 million, respectively, of investments sold to SCJV.